Credit Suisse First Boston

ABSC 2005-HE3

1,407 records

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Selection Criteria: Silent Second

Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

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1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	11	$485,650.00	0.14%	615	78.65%	8.129%	100.00%
50,001 - 75,000	64	4,141,922.00	1.20	627	80.13	7.314	100.00
75,001 - 100,000	99	8,926,160.00	2.59	651	80.26	7.138	98.02
100,001 - 125,000	127	14,212,410.00	4.13	645	80.10	6.760	91.32
125,001 - 150,000	110	15,070,615.00	4.37	652	80.18	6.590	94.48
150,001 - 175,000	92	14,903,597.00	4.33	661	80.12	6.528	96.69
175,001 - 200,000	117	22,074,863.00	6.41	662	79.96	6.420	97.38
200,001 - 250,000	189	42,436,105.00	12.32	660	79.94	6.453	97.41
250,001 - 300,000	200	55,101,592.00	15.99	666	80.05	6.262	99.02
300,001 - 400,000	209	71,579,711.00	20.78	664	79.83	6.366	98.05
400,001 - 500,000	115	51,734,708.00	15.02	669	79.37	6.387	98.26
500,001 - 600,000	44	23,574,909.00	6.84	682	79.52	6.212	100.00
600,001 - 700,000	23	15,018,987.00	4.36	688	79.40	6.170	95.96
700,001 >=	7	5,255,009.00	1.53	681	78.10	6.686	100.00
Total:	1,407	$344,516,238.00	100.00%	665	79.80%	6.419%	97.72%

Mimimum Original Balance: 40,000.00

Maximum Original Balance: 850,000.00

Average Original Balance: 244,858.73

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	11	$485,497.49	0.14%	615	78.65%	8.129%	100.00%
50,001 - 75,000	64	4,140,375.69	1.20	627	80.13	7.314	100.00
75,001 - 100,000	99	8,922,238.87	2.59	651	80.26	7.138	98.02
100,001 - 125,000	127	14,207,925.99	4.12	645	80.10	6.760	91.32
125,001 - 150,000	110	15,064,534.07	4.37	652	80.18	6.590	94.48
150,001 - 175,000	92	14,899,653.80	4.33	661	80.12	6.528	96.69
175,001 - 200,000	117	22,067,912.42	6.41	662	79.96	6.420	97.38
200,001 - 250,000	189	42,425,362.17	12.32	660	79.94	6.453	97.41
250,001 - 300,000	200	55,086,902.78	15.99	666	80.05	6.262	99.02
300,001 - 400,000	209	71,563,187.83	20.78	664	79.83	6.366	98.05
400,001 - 500,000	115	51,725,930.37	15.02	669	79.37	6.387	98.26
500,001 - 600,000	44	23,573,909.18	6.84	682	79.52	6.212	100.00
600,001 - 700,000	23	15,017,743.53	4.36	688	79.40	6.170	95.96
700,001 >=	7	5,255,009.00	1.53	681	78.10	6.686	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Mimimum Remaining Balance: 39,964.37

Maximum Remaining Balance: 850,000.00

Average Remaining Balance: 244,801.84

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	3	$210,470.39	0.06%	510	81.27%	8.642%	100.00%
526 - 550	13	1,456,727.98	0.42	537	84.39	8.530	100.00
551 - 575	9	1,340,127.68	0.39	566	80.45	7.714	80.90
576 - 600	125	23,095,185.06	6.71	590	79.97	6.536	100.00
601 - 625	209	43,599,259.10	12.66	613	79.82	6.539	100.00
626 - 650	298	71,917,310.61	20.88	639	79.85	6.488	99.83
651 - 675	290	76,976,364.31	22.35	663	79.64	6.295	99.38
676 - 700	185	49,910,802.17	14.49	687	79.81	6.276	96.84
701 - 725	128	35,614,068.55	10.34	713	79.67	6.405	95.46
726 - 750	81	22,089,494.24	6.41	736	79.88	6.404	91.30
751 - 775	49	13,924,804.18	4.04	759	79.70	6.335	89.84
776 - 800	14	3,872,955.19	1.12	786	79.94	6.590	88.07
801 - 825	3	428,613.73	0.12	807	82.87	6.518	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum FICO: 507

Maximum FICO: 816

WA FICO: 665

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4. Original Term

Original Term	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	1	$52,370.39	0.02%	520	70.00%	9.750%	100.00%
301 - 360	1,406	344,383,812.80	99.98	665	79.80	6.419	97.72
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Original Term: 180

Maximum Original Term: 360

WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 180	1	$52,370.39	0.02%	520	70.00%	9.750%	100.00%
349 - 360	1,406	344,383,812.80	99.98	665	79.80	6.419	97.72
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Remaining Term: 177

Maximum Remaining Term: 359

WA Remaining Term: 358

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6. Property Type

Property Type	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	976	$235,038,430.38	68.24%	663	79.80%	6.411%	98.70%
PUD - Detached	160	41,758,473.95	12.12	664	79.80	6.460	92.22
Condominium	149	34,011,749.37	9.87	661	79.94	6.322	97.59
2-4 Family	70	22,219,000.18	6.45	694	79.60	6.553	96.74
PUD - Attached	50	11,309,034.42	3.28	660	80.00	6.445	100.00
Manufactured Housing	2	99,494.89	0.03	548	74.74	9.040	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Primary	1,368	$336,587,074.49	97.72%	664	79.79%	6.413%	100.00%
Second Home	36	7,170,646.74	2.08	719	80.00	6.528	0.00
Investment	3	678,461.96	0.20	694	86.55	8.389	0.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,121	$274,421,353.74	79.67%	669	79.81%	6.457%	97.42%
Refinance - Cash Out	230	58,462,517.60	16.97	647	79.80	6.254	98.68
Refinance - No Cash Out	56	11,552,311.85	3.35	650	79.70	6.369	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
60.01 - 70.00	8	$2,999,370.39	0.87%	674	68.09%	7.014%	100.00%
70.01 - 80.00	1,374	337,144,262.83	97.88	665	79.83	6.403	97.81
80.01 - 90.00	23	4,087,899.97	1.19	621	85.34	7.322	88.78
90.01 - 100.00	2	204,650.00	0.06	726	92.21	6.711	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Original Loan-to-Value Ratio: 65.57

Maximum Original Loan-to-Value Ratio: 95.00

Weighted Average Original Loan-to-Value Ratio: 79.80

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	612	$195,662,682.64	56.81%	668	79.85%	6.230%	99.33%
New York	73	22,359,839.66	6.49	671	79.44	6.572	100.00
Texas	114	17,613,180.54	5.11	657	79.76	7.038	95.39
Virginia	68	16,169,840.95	4.69	656	79.65	6.710	97.91
Maryland	53	11,907,900.48	3.46	650	79.69	6.482	99.03
Florida	65	10,316,145.81	3.00	663	79.65	6.751	95.93
Illinois	39	7,978,047.49	2.32	670	79.28	6.681	97.29
Nevada	30	7,020,059.81	2.04	680	80.00	6.467	63.31
Arizona	42	6,781,082.24	1.97	676	79.63	6.683	82.78
Other	311	48,627,403.57	14.12	653	79.99	6.620	98.16
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Total Number Of States Represented:: 43

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11. Documentation

Documentation	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Documentation - Assets Verified	595	$154,616,687.21	44.89%	679	79.68%	6.735%	96.95%
Full Documentation	575	119,485,419.19	34.69	650	80.03	6.178	98.30
Limited Documentation	129	37,493,834.21	10.89	654	79.90	5.948	97.07
Lite Documentation	57	17,178,642.72	4.99	663	79.40	6.202	100.00
Stated Documentation	30	9,533,087.93	2.77	677	79.29	6.769	100.00
Full Alternative Documentation	21	6,128,511.93	1.78	632	79.78	6.108	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 5.000	10	$3,118,347.38	0.91%	702	80.00%	4.919%	100.00%
5.001 - 5.500	103	31,737,635.56	9.21	681	80.00	5.332	96.78
5.501 - 6.000	332	89,286,125.62	25.92	665	79.90	5.835	98.28
6.001 - 6.500	322	84,914,582.67	24.65	662	79.82	6.323	99.29
6.501 - 7.000	332	76,135,775.12	22.10	664	79.66	6.791	97.27
7.001 - 7.500	150	31,681,152.04	9.20	658	79.49	7.306	96.34
7.501 - 8.000	100	20,065,207.85	5.83	669	79.36	7.773	96.11
8.001 - 8.500	31	4,751,224.71	1.38	642	80.03	8.287	95.62
8.501 - 9.000	15	1,814,113.30	0.53	618	84.44	8.782	74.71
9.001 - 9.500	6	568,413.91	0.17	608	82.76	9.257	100.00
9.501 - 10.000	3	214,620.39	0.06	528	83.44	9.851	100.00
10.001 - 10.500	2	108,200.00	0.03	540	82.67	10.224	100.00
10.501 - 11.000	1	40,784.64	0.01	526	85.00	10.750	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Rate: 4.750

Maximum Rate: 10.750

WA Rate: 6.419

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	63	$9,455,887.84	2.75%	668	80.03%	6.931%	100.00%
11.001 - 11.500	10	3,118,347.38	0.91	702	80.00	4.919	100.00
11.501 - 12.000	103	32,115,965.95	9.32	680	80.00	5.338	96.81
12.001 - 12.500	329	87,885,765.44	25.52	665	79.90	5.833	98.25
12.501 - 13.000	312	82,847,399.15	24.05	661	79.82	6.324	99.28
13.001 - 13.500	306	72,663,704.97	21.10	664	79.65	6.791	97.14
13.501 - 14.000	143	30,840,552.19	8.95	659	79.48	7.309	96.24
14.001 - 14.500	91	18,861,909.91	5.48	670	79.32	7.772	95.86
14.501 - 15.000	29	4,355,478.74	1.26	640	80.03	8.293	95.23
15.001 - 15.500	13	1,730,103.97	0.50	617	84.70	8.797	73.49
15.501 - 16.000	4	339,833.01	0.10	621	83.36	9.257	100.00
16.001 - 16.500	1	72,250.00	0.02	530	85.00	9.750	100.00
16.501 - 17.000	2	108,200.00	0.03	540	82.67	10.224	100.00
17.001 - 17.500	1	40,784.64	0.01	526	85.00	10.750	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Maximum Rate: 11.250

Maximum Maximum Rate: 17.250

WA Maximum Rate: 12.904

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	63	$9,455,887.84	2.75%	668	80.03%	6.931%	100.00%
4.001 - 4.500	4	929,330.43	0.27	665	80.00	5.470	100.00
4.501 - 5.000	210	58,976,825.47	17.12	662	79.87	5.938	96.40
5.001 - 5.500	267	62,073,617.12	18.02	660	79.91	5.962	98.49
5.501 - 6.000	303	78,089,021.80	22.67	667	79.70	6.262	99.75
6.001 - 6.500	317	81,094,028.69	23.54	670	79.70	6.655	97.18
6.501 - 7.000	139	31,604,754.81	9.18	664	79.62	7.122	96.70
7.001 - 7.500	63	14,079,301.80	4.09	659	79.90	7.305	94.94
7.501 - 8.000	38	7,512,626.90	2.18	658	80.83	7.793	92.67
8.001 - 8.500	3	620,788.33	0.18	576	80.30	8.051	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

Minimum Gross Margin: 4.125

Maximum Gross Margin: 8.400

WA Gross Margin: 5.8693

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15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	63	$9,455,887.84	2.75%	668	80.03%	6.931%	100.00%
2006-10	3	679,734.73	0.20	674	80.00	6.583	100.00
2006-11	8	1,963,917.82	0.57	685	80.63	6.497	100.00
2006-12	56	13,680,971.56	3.97	665	80.03	6.408	98.94
2007-01	443	109,319,702.79	31.74	664	79.88	6.342	97.53
2007-02	766	191,676,167.59	55.65	663	79.71	6.459	97.70
2007-03	1	354,237.00	0.10	741	80.00	6.500	100.00
2007-12	1	499,140.68	0.14	725	77.04	7.400	100.00
2008-01	5	1,163,860.78	0.34	658	80.00	6.580	100.00
2008-02	16	3,730,868.75	1.08	665	79.96	6.263	100.00
2009-12	2	479,999.83	0.14	758	80.00	5.465	100.00
2010-01	14	3,676,257.94	1.07	671	80.00	6.067	83.50
2010-02	29	7,755,435.88	2.25	681	79.94	6.117	100.00
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	347	$87,948,530.65	25.53%	673	79.47%	6.732%	96.67%
7 - 12	36	9,001,199.51	2.61	666	79.77	6.509	98.62
13 - 24	936	230,631,208.52	66.96	661	79.94	6.290	98.18
25 - 36	88	16,855,244.51	4.89	664	79.67	6.514	96.40
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	821	$179,296,092.08	52.05%	658	79.70%	6.696%	96.82%
3/27 ARM	21	5,237,870.21	1.52	670	79.69	6.431	100.00
5/25 ARM	13	2,956,678.82	0.86	671	79.84	6.480	100.00
Fixed	63	9,455,887.84	2.75	668	80.03	6.931	100.00
IO ARM 2/28	456	138,378,639.41	40.18	671	79.92	6.055	98.88
IO ARM 3/27	1	156,000.00	0.05	637	80.00	6.600	100.00
IO ARM 5/25	32	8,955,014.83	2.60	684	80.00	5.942	93.23
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A	373	$81,662,326.11	23.71%	625	79.81%	6.520%	99.85%
AA	895	239,106,677.83	69.42	686	79.76	6.352	96.88
A-	116	21,064,269.63	6.12	593	79.87	6.561	100.00
B	12	1,133,358.07	0.33	529	84.74	9.261	100.00
B+	11	1,469,551.55	0.43	582	82.20	7.585	82.58
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%
Total:	1,407	$344,436,183.19	100.00%	665	79.80%	6.419%	97.72%

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11 Madison Avenue

New York, New York 10010

www.csfb.com

Mar 9, 2005 11:24

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